UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                       Date of Report: September 27, 2005



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                       0-422                22-1114430
          ----------                       -----                ----------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
   incorporation or organization)        File Number)        Identification No.)


            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Middlesex Water Company


Item. 5.02. Departure of Director or Principal Officers; Election of Director; Appointment of Principal Officers.

Middlesex Water Company President and CEO, Dennis G. Sullivan, Announces Retirement in 2006




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                                MIDDLESEX WATER COMPANY
                                                      (Registrant)





                                                /s/Kenneth J. Quinn
                                                -------------------
                                                Kenneth J. Quinn
                                                Vice President, General Counsel,
                                                Secretary and Treasurer


Dated:  September 27, 2005

CONTACT:
--------
         Bernadette M. Sohler, Director of Communications      (732) 634-1500

                    Middlesex Water CEO, Dennis G. Sullivan,
                          Announces Retirement in 2006

         Iselin, NJ (September 27, 2005) Dennis G. Sullivan yesterday announced that he will retire as President and Chief Executive Officer of Middlesex Water Company (NASDAQ:MSEX), effective January 1, 2006. Mr. Sullivan is to remain on the Company's Board of Directors until the end of his term in May 2006 and serve in a consultant capacity.

         Mr. Sullivan has served as Chief Executive Officer since January 2003 and President of the Company since May 2001. He was elected to the Company's Board of Directors in 1999. He joined the Company in 1984 as Corporate Attorney, was named Vice President and General Counsel in 1990 and Senior Vice President in 1999. Under his leadership, the Company achieved numerous milestones including the construction of a second 60-inch diameter raw water pipeline to ensure back-up water supply, further expansion into wastewater, related services and non-regulated operations, consistent double-digit growth in Delaware, installation of solar energy at its New Jersey water treatment plant, heightened security at its facilities, and the integration of several new members into the Company's management team.

         Dennis W. Doll, who joined the Company in November 2004 as Executive Vice-President, will assume the responsibilities of President and CEO, and will become a member of the Company's Board of Directors on January 1, 2006. Mr. Doll brings to the company nearly 20 years of diverse experience in both regulated and non-regulated utility management and, prior to joining Middlesex, served as a member of the executive management team of the Northeast Region of American Water, the nation's largest investor-owned water purveyor.

         "Middlesex Water Company has a dynamic strategic vision in place for the future in which our customers, employees and shareholders can have every confidence," said Mr. Sullivan. "I am confident in Mr. Doll's strong leadership and his ability to build upon the Company's many achievements," added Sullivan.

         Middlesex Water Company, organized in 1897, is an investor-owned water utility and is engaged in the business of supplying water in New Jersey and Delaware for domestic, commercial, industrial and fire protection purposes. For additional information regarding Middlesex Water Company, visit the Company's website at www.middlesexwater.com or call (732) 634-1500.
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      Certain matters discussed in this press release are "forward-looking statements" regarding the Company's results of operations and financial position. They are based on current information and expectations. Such statements address future plans, objectives, expectations and events concerning various matters such as capital expenditures, earnings, litigation, growth potential, rates, regulatory matters, liquidity, capital resources and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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